Goldman Sachs Funds

INTERNATIONAL EQUITY FUND                  Semiannual Report  February 29, 2000


                                           Long-term capital growth potential

                                           through investments in equity markets

         [ARTWORK]                         located around the world.

                                                                   -------
                                                                   GOLDMAN
                                                                   SACHS
                                                                   -------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  Market Overview

  Dear Shareholder,

  During the period under review, international equity markets posted generally strong results -- aided by a strong rally during the fourth quarter of 1999. Technology stocks were among the best performers in various markets around the world.

      [_] Market Review: Overall, International Markets Perform Well -- As the reporting period came to a close, international equity markets around the globe had posted generally solid results. The largest contributors to performance occurred during the fourth quarter of 1999, as investors correctly looked beyond Y2K fears and instead focused on opportunities fortheir portfolios. More recently, concerns over inflation have resulted in rising interest rates in the U.S. and Europe. This has put somewhat of a damper on returns, as many international markets have given back some of their gains thus far in 2000.

          Japanese stocks were among the strongest performers, as restructuring efforts and strong corporate profits reinforced the view that the economy was on an upward trend. In Asia's developed markets, a continuation of improving economic fundamentals and an increase in foreign investors has helped last year's dramatic rebound to move steadily forward. Many emerging market countries also generated outstanding returns, as strong returns and attractive relative valuations proved compelling for investors. In Europe, an economic rebound, consolidation activity and the technology sector drove the market higher.

      [_] Market Outlook: Cautious Optimism -- Many attractive investment opportunities remain in the international equity market. Improving economic and corporate fundamentals, consolidation activity and the vast potential of the "new economy" are a few of the positive trends that exist. However, there are several areas that could adversely affect results going forward. The prospect for continued interest rate hikes in the U.S. could have a ripple effect in many regions and stunt growth rates in more fragile economies. High valuations in some areas of the market, most notably the technology sector, leave little room for disappointing results. And currency fluctuations in the yen and euro could put a strain on continued strong results.

          Based on these uncertainties and the potential for short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

          Sincerely,

          /s/ David B. Ford             /s/ David W. Blood

          David B. Ford                 David W. Blood
          Co-Head, Goldman Sachs        Co-Head, Goldman Sachs
          Asset Management              Asset Management

          March 13, 2000

------------------
[_] NOT FDIC
    INSURED

[_] May Lose Value

[_] No Bank
    Guarantee
------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                  Fund Basics
                            as of February 29, 2000


                            Assets Under Management

                                 $1.6 Billion

                              Number of Holdings

                                      169

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GSIFX

                                Class B Shares

                                     GSEBX

                                Class C Shares

                                     GSICX

                             Institutional Shares

                                     GSIEX

                                Service Shares

                                     GSISX


------------------------------------------------------------------------------------
PERFORMANCE REVIEW
------------------------------------------------------------------------------------
August 31, 1999-     Fund Total Return       MSCI EAFE       FT/S&P Actuaries
February 29, 2000 (without sales charge)(1)   Index(2)   Europe and Pacific Index(2)
Class A                   21.88%                13.76%           11.32%
Class B                   21.61                 13.76            11.32
Class C                   21.72                 13.76            11.32
Institutional             22.31                 13.76            11.32
Service                   22.09                 13.76            11.32
------------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index (with dividends reinvested), an unmanaged index of common stock prices, replaced the FT/S&P Actuaries Europe and Pacific Index ("EuroPac") as of 11/30/99 as the International Equity Fund's performance benchmark. The MSCIEAFEIndex is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country international equity strategy and, in the Investment Advisor's opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses. The unmanaged EuroPac Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in the Europe and Asia-Pacific region. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
----------------------------------------------------------------------------------------------------------
For the period ended 12/31/99           Class A        Class B       Class C     Institutional    Service
----------------------------------------------------------------------------------------------------------
Last 6 Months                           20.92%         22.01%         26.56%         28.37%       28.05%
One Year                                23.78          24.65          29.16          31.78        31.14
Five Years                              16.58           N/A             N/A            N/A        18.01(4)
Since Inception                         13.46          14.57          15.03          18.02        14.44(4)
                                      (12/1/92)       (5/1/96)      (8/15/97)       (2/7/96)     (12/1/92)
----------------------------------------------------------------------------------------------------------

(3) The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

(4) Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performanceof Class A shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

------------------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
------------------------------------------------------------------------------------------
                                   % of Total
Holding                             Net Assets    Country             Line of Business
------------------------------------------------------------------------------------------
Vodafone AirTouch PLC                   4.5%    United Kingdom        Telecommunications
Nokia Oyj Series A                      2.5     Finland               Telecommunications
Ericsson Telecommunications Series B    2.3     Sweden                Electrical Equipment
Telefonica de Espana SA                 1.8     Spain                 Telecommunications
Nippon Telephone & Telegraph Corp.      1.8     Japan                 Telecommunications
Vivendi                                 1.8     France                Business Services
SAP AG                                  1.6     Germany               Computer Software
KPN NV                                  1.6     Netherlands           Telecommunications
Deutsche Telekom AG                     1.3     Germany               Telecommunications
Shell Transport & Trading Co.           1.3     United Kingdom        Energy Resources
------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the six month period that ended February 29,2000.

     Performance Review

     Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 21.88%, 21.61%, 21.72%, 22.31% and 22.09%, respectively. These figures compare very favorably to the 13.76% cumulative total return of the Fund's new benchmark, the MSCI EAFE Index.

     The Fund's outperformance versus its benchmark was largely due to astute regional allocations and stock selection.

     Portfolio Composition

     In the beginning of the reporting period, we favored the strong-performing Asian market and selective Japanese holdings. We had also moved to a neutral stance in Europe, as it had failed to meet investor expectations. However, as the period progressed, we took a more positive view of Continental Europe, while continuing to favor the Asia-Pacific region, as economic recoveries were clearly unfolding in both regions. Overall, a key theme for the Fund was the wireless technology industry, which was accessed through a variety of subsets.

     Portfolio Highlights

     [_] NTT Mobile Communication -- NTT Mobile Communications is a dominant player in Japan's fast growing cellular market. The company's new service for Mobile Internet, called "i-mode," has been a tremendous success, positively contributing to lower churning, higher average revenue per user, and thus better earnings. NTT Mobile's share price appreciated substantially during the reporting period, outperforming the overall market.

     [_] Vodafone AirTouch PLC -- Vodafone completed a merger with U.S.-based Airtouch in June 1999,and more recently was involved in the largest corporate merger in history when it combined with Mannesmann of Germany. The resulting company now holds the distinction of being the largest mobile telephone company in the world. The new organization has a significant presence in Europe, with large market shares in the UK, Sweden, Greece, Holland, Portugal and now Germany. In addition, we believe that through its acquisition of Airtouch, Vodafoneis well positioned to benefit from the anticipated growth of the U.S. market which currently lags the European market in terms of cellular penetration.

     [_] South China Morning Post (SCMP) -- SCMP's core publishing business is an English language newspaper with a solid grip on Hong Kong's English-speaking community. In the last 18 months, the company has begun to invest in media and management resources that will allow it to leverage off its editorial talent in the new media arena. Its wholly-owned subsidiary SCMP.com is the firm's Internet vehicle and it is in the process of converting

                                        GOLDMAN SACHS INTERNATIONAL EQUITY FUND

INVESTMENT
PROCESS OVERVIEW

The results of our bottom-up stock selection process are enhanced by a top-down review of our regional market views and the views of the quantitative research team.

--------------------
 Regional Portfolio
 Management Team
--------------------
  Stock Selection
  by Region:

  [_] Expected
      Stock Returns

  [_] Expected
      Market Returns

  [_] Earnings
      Momentum

  [_] Economic and
      Political Risks

-----------------
   Quantitative
 Research/Asset
 Allocation Team
-----------------
 Proprietary
 Models:

 [_] Expected
     Country Returns

 [_] Regional
     Optimization

--------------
  Portfolio
 Construction
--------------

 [_] Risk Control BARRA
 [_] Currency
     Management

     Optimal
     Portfolio

itself from an online newspaper to a purveyor of specialized information. Horse racing news and financial commentary are two examples of the types of content in which SCMP has aclear advantage over other local media companies and potential foreign entrants into the Hong Kong media scene.

[_] Konami -- Konami is a major game software developer and distributor. During the reporting period, the firm's stock price doubled due to its strong earnings. Konami has been very successful in launching new music and dance games for arcades and for Playstation, as well as selling character card games. We took profits in February by selling our shares. However, we would consider investing in the stock again at a lower valuation level.

     Regional Outlook

[_] Europe -- We continue to invest in quality stocks that we believe are undervalued and have strong growth opportunities. Such stocks are located in a wide variety of sectors. Currently, acompelling growth story is in the media and wireless technology industries, where both technological advances and demand on both a European and global level are proceeding at a rapid pace. In addition, certain pharmaceutical, financial and consumer sector stocks continue to offer compelling valuations in addition to being involved in merger and acquisition activity.

[_] Japan -- Looking ahead, we are cautiously optimistic about the market. Although the macroeconomic picture is still blurred without a clear sign of economic recovery, the corporate outlook is clearly improving. Overall, it's anticipated that corporate earnings will grow at double-digit rates for the next two years, largely due to the aggressive restructuring efforts put in place over last year. Some of the high-growth stocks that had led the rally over the past six months have high valuations, and we will be watchful of any change in market sentiment toward such high-priced stocks. However, we believe the majority of the stocks remain reasonably valued, and their business environment is expected to gradually improve in coming quarters. Ifthat occurs, investors'perceptions of those lagging stocks could turn more positive, and helpto broaden the scope of the market's rally.

[_] Asia -- We remain generally positive about the outlook for Asian stocks. Technology should remain an important sector. Asia's dominance in many technologies is built on the foundation of competitive, less speculative companies, many of which continue to trade at compelling values. On a cautious note, we recognize that the prospects of the Asian market are closely tied to that of the U.S. Therefore, we will be closely monitoring all economic data coming out of the U.S. in an effort to determine its impact on the Asian markets.

     We thank you for your investment and look forward to your continued confidence


     Goldman Sachs International Equity Investment Team

     London, Tokyo, Singapore
     February 29, 2000

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869,Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

     Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

     What Sets Goldman Sachs Funds Apart?

                                       1
                          ---------------------------
                          Resources and Relationships
                          ---------------------------
     Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                          ---------------------------
                               In-Depth Research
                          ---------------------------
     Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                          ---------------------------
                                Risk Management
                          ---------------------------
     In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

     To learn more about the Goldman Sachs Funds, call your investment professional today.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Eq-uity Fund. For comparative purposes, the performance of the Fund's new bench-mark (Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (EAFE)) as of November 30, 1999 and the Fund's previous benchmarks (the FT/S&P Euro-Pac Unhedged and the FT/S&P Europac Combined) are shown. This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

 International Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to February 29, 2000

                                     [GRAPH]
                 FT/S&P Euro-Pac  FT/S&P Euro-Pac  MSCI EAFE     Class A
                    Unhedged         Combined        Index        Shares
                    --------         --------        -----        ------
         12/1/92     10,000           10,000        10,000         9,450
 FEB     1993        10,401           10,256        10,364         9,780
 AUG     1993        13,680           12,578        13,547        10,827
 AUG     1994        15,041           13,113        15,054        11,240
 AUG     1995        15,046           13,117        15,173        11,734
 AUG     1996        16,277           14,190        16,413        14,214
 AUG     1997        17,532           15,284        18,500        16,319
 AUG     1998        17,099           14,907        18,525        16,786
 AUG     1999        22,217           19,369        23,347        20,041
 FEB     2000        24,730           21,560        26,559        24,426


  Average Annual Total
  Return through February
  29, 2000                   Since Inception Five Years One Year Six Months(a)
  Class A (commenced December 1, 1992)
  Excluding sales charges        13.99%        19.05%    32.13%    21.88%
  Including sales charges        13.10%        17.71%    24.88%    15.16%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent
  deferred sales charges         14.51%         n/a      31.46%    21.61%
  Including contingent
  deferred sales charges         13.82%         n/a      25.87%    16.00%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent
  deferred sales charges         13.89%         n/a      31.55%    21.72%
  Including contingent
  deferred sales charges         13.89%         n/a      30.43%    20.60%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced February 7, 1996)       17.21%         n/a      33.03%    22.31%
 -----------------------------------------------------------------------------
  Service Class (commenced
  March 6, 1996)                 34.51%         n/a      32.42%    22.09%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
February 29, 2000 (Unaudited)


  Shares    Description                                                   Value
 Common Stocks - 91.0%
  Australia - 2.4%
    129,300 AMP Ltd. (Insurance)                                    $  1,177,129
     65,400 Brambles Industries Ltd. (Multi-Industrial)                1,646,377
    334,800 Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)       3,316,070
    287,300 Coles Myer Ltd. (Specialty Retail)                         1,206,002
    714,200 Foster's Brewing Group Ltd. (Food & Beverage)              1,880,567
    144,947 Lend Lease Corp. Ltd. (Financial Services)                 1,909,199
    253,700 National Australia Bank (Banks)                            3,341,661
    595,574 News Corp. Ltd. (Media)                                    8,700,312
    133,200 Pioneer International Ltd. (Construction)                    355,813
    133,900 Rio Tinto Ltd. (Mining)                                    1,920,280
    285,470 Tab Corp. Holdings Ltd. (Entertainment)                    1,704,356
  1,566,700 Telstra Corp. (Utilities)                                  7,369,212
    229,893 Westpac Banking Corp. (Banks)                              1,471,591
    233,300 WMC Ltd. (Mining)                                            878,809
    238,700 Woodside Petroleum Ltd. (Oil Services)                     1,366,355
    301,723 Woolworths Ltd. (Specialty Retail)                           926,696
                                                                    ------------
                                                                      39,170,429
 -------------------------------------------------------------------------------
  Belgium - 0.0%
     58,657 Dexia* (Banks)                                                   566
 -------------------------------------------------------------------------------
  China - 0.4%
    609,000 China Telecom Ltd.* (Telecommunications)                   5,614,328
 -------------------------------------------------------------------------------
  Finland - 2.5%
    205,209 Nokia Oyj Series A (Telecommunications)                   40,961,776
 -------------------------------------------------------------------------------
  France - 9.2%
    125,462 Accor SA (Hotels)                                          4,573,156
     65,201 Air Liquide SA (Chemicals)                                 8,814,837
     44,207 Alcatel (Telecommunications)                              10,367,323
    211,438 Alstom (Electrical Equipment)                              4,891,312
    269,930 Aventis SA (Chemicals)                                    13,795,551
     73,944 Axa (Insurance)                                            9,305,195
    102,415 Banque National de Paris (Banks)                           8,098,218
     66,864 Carrefour SA (Specialty Retail)                           10,155,117
    168,654 Compagnie Generale des Etablissements Michelin (Auto)      5,274,188
     30,491 Equant NV * (Computer Software)                            3,451,849
     30,025 France Telecom SA (Telecommunications)                     4,849,644
    336,827 Rhodia SA (Chemicals)                                      5,748,999
     57,975 ST Microelectronics (Semiconductors)                      11,516,487
    150,015 Total Fina SA Class B (Energy Resources)                  19,890,670
    243,246 Vivendi (Business Services)                               28,616,569
                                                                    ------------
                                                                     149,349,115
 -------------------------------------------------------------------------------

  Shares    Description                                           Value
 Common Stocks - (continued)
  Germany - 7.0%
     49,876 Allianz AG (Insurance)                           $17,266,253
    191,787 BASF AG (Chemicals)                                8,858,633
    186,721 Deutsche Bank AG (Banks)                          15,844,840
    265,087 Deutsche Telekom AG (Telecommunications)          22,009,167
     28,587 Epcos AG * (Electronics Equipment)                 3,942,000
     62,070 HypoVereinsbank (Banks)                            3,369,785
     31,732 Muenchener Rueckversicherungs-Gesellschaft AG
            (Property Insurance)                               8,693,221
    165,537 Preussag AG (Multi-Industrial)                     7,583,892
     91,997 Siemens AG (Electrical Equipment)                 16,358,618
    191,113 Thyssen AG (Steel)                                 4,673,600
    305,796 Viag AG (Diversified Industrial Manufacturing)     5,455,261
                                                             -----------
                                                             114,055,270
 -----------------------------------------------------------------------
  Hong Kong - 1.8%
  1,497,800 Cable & Wireless HKT Ltd. (Telecommunications)     4,994,014
    221,000 Cheung Kong Holdings Ltd. (Real Estate)            2,967,339
    350,000 CLP Holdings Ltd. (Utilities)                      1,542,484
  1,803,000 Giordano International Ltd. (Specialty Retail)     2,015,457
    371,000 Hang Seng Bank Ltd. (Banks)                        3,348,720
  1,944,000 Hong Kong & China Gas Co. Ltd. (Utilities)         2,272,983
    681,000 Hutchison Whampoa Ltd.
            (Multi-Industrial)                                10,674,941
     10,000 New World China Land Ltd. * (Real Estate)              2,955
    884,000 New World Development Co. Ltd. (Real Estate)       1,272,122
                                                             -----------
                                                              29,091,015
 -----------------------------------------------------------------------
  Ireland - 0.2%
    603,424 Bank of Ireland (Banks)                            3,529,111
 -----------------------------------------------------------------------
  Italy - 2.6%
  4,800,921 Banca di Roma SpA (Banks)                          5,467,471
  1,051,367 ENI SpA (Energy Resources)                         4,896,813
    585,556 San Paolo-IMI SpA (Banks)                          9,260,284
  1,214,256 Seat Pagine Gialle SpA * (Business Services)       5,222,244
    779,563 Telecom Italia SpA (Telecommunications)           13,689,046
    981,542 Unicredito Italiano SpA (Banks)                    3,625,098
                                                             -----------
                                                              42,160,956
 -----------------------------------------------------------------------
  Japan - 25.3%
    292,059 Aderans Co. Ltd. (Specialty Retail)                7,973,581
     80,600 Advantest Corp. (Electronics Equipment)           14,611,202
  1,866,000 Asahi Chemical Industry Co. Ltd. (Chemicals)      11,020,922

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

  Shares    Description                                                Value
 Common Stocks - (continued)
  Japan - (continued)
  1,232,000 Asahi Glass Co. Ltd. (Home Products)                  $ 8,408,791
    385,000 Bridgestone Corp. (Auto)                                8,601,492
    374,265 Canon, Inc. (Computer Hardware)                        15,565,282
  1,845,000 Chiba Bank Ltd. (Banks)                                 7,958,593
    302,600 Circle K Japan Co. (Specialty Retail)                  11,538,372
    643,000 Daiwa Securities Group, Inc. (Financial Services)      10,210,993
    137,900 FANUC Ltd. (Electronics Equipment)                     13,427,947
    296,000 Fuji Photo Film Ltd. (Leisure)                         13,010,693
    399,000 Fujitsu Ltd. (Computer Hardware)                       13,253,401
    183,000 Honda Motor Co. Ltd. (Auto)                             5,995,359
        252 Hoya Corp. (Electrical Equipment)                          20,571
          8 Inaba Denkisangyo (Electrical Equipment)                       84
    523,000 Kao Corp. (Chemicals)                                  13,874,005
    729,000 Kirin Brewery Ltd. (Food & Beverage)                    8,697,447
        497 Kokuyo Co. Ltd. (Specialty Retail)                          5,405
        776 Max Co. (Electrical Equipment)                              6,991
        750 Mirai Industry Co. Ltd.
            (Multi-Industrial)                                          8,709
  2,542,790 Mitsui Marine & Fire (Insurance)                       10,644,614
     38,542 Nintendo Co. Ltd. (Entertainment)                       8,414,457
      2,069 Nippon Telephone & Telegraph Corp.
            (Telecommunications)                                   28,619,738
        268 NTT Mobile Communications Network, Inc.
            (Telecommunications)                                   10,804,386
    689,000 Ricoh Co. Ltd. (Computer Hardware)                     12,358,547
     53,600 Rohm Co. (Electronics Equipment)                       17,389,452
         54 Shimachu Co. (Specialty Retail)                               541
    283,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                15,323,747
    331,000 Skylark Co. Ltd. (Restaurants)                          7,846,885
     43,811 SMC Corp. (Machinery)                                   8,133,452
      8,000 Softbank Corp. (Business Services)                     11,648,542
     30,500 Sony Corp. (Electrical Equipment)                       9,020,794
    730,000 Sumitomo Corp. (Wholesale)                              8,091,550
    148,000 Takeda Chemical Industries Ltd. (Drugs)                 8,350,548
     96,800 Takefuji Corp. (Financial Services)                    12,641,216
         37 TDK Corp. (Computer Hardware)                               3,539
    357,000 Terumo Corp. (Medical Products)                         9,291,714
    737,000 The Bank of Tokyo-Mitsubishi Ltd. (Banks)               9,020,931
    931,000 The Fuji Bank Ltd. (Banks)                              7,252,455
    290,000 The Nomura Securities Co. Ltd. (Financial Services)     8,181,280
    466,600 Tokyo Electric Power (Electrical Utilities)            10,191,018
    415,600 Toppan Forms Co. Ltd. (Publishing)                      8,131,592
    354,000 Toyota Motor Corp. (Auto)                              14,142,603
    291,000 Yamanouchi Pharmaceutical Co. Ltd. (Drugs)             13,903,171
                                                                  -----------
                                                                  413,596,612
 ----------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Netherlands - 6.0%
    100,942 Aegon NV (Financial Services)                            $6,969,425
    250,765 Fortis Netherlands NV (Financial Services)                6,306,473
    136,149 Getronics NV (Business Services)                         11,422,094
    235,643 ING Groep NV (Financial Services)                        11,934,145
     81,044 Koninklijke Royal Philips Electronics NV (Appliance)     15,024,473
    199,875 KPN NV (Telecommunications)                              25,451,238
    216,513 VNU NV (Media)                                           14,959,332
    177,960 Wolters Kluwer NV (Publishing)                            6,351,167
                                                                     ----------
                                                                     98,418,347
 ------------------------------------------------------------------------------
  New Zealand - 0.1%
    332,100 Telecom Corp. of New Zealand Ltd. (Utilities)             1,373,599
 ------------------------------------------------------------------------------
  Singapore - 0.8%
    291,000 Chartered Semiconductor Manufacturing Ltd. *
            (Semiconductors)                                          2,481,984
    113,000 City Developments (Real Estate)                             458,950
    482,847 DBS Group Holdings Ltd. (Banks)                           5,967,300
    535,000 First Capital Corp. Ltd. (Real Estate)                      400,435
     80,000 Singapore Airlines Ltd. (Airlines)                          742,675
     93,000 Singapore Press Holdings Ltd. (Publishing)                1,780,679
    638,000 Singapore Technologies Engineering Ltd. (Machinery)         781,073
    489,000 Singapore Telecommunications Ltd. (Telecommunications)      794,430
                                                                     ----------
                                                                     13,407,526
 ------------------------------------------------------------------------------
  Spain - 3.5%
    209,114 Acerinox SA (Steel)                                       7,541,656
    566,162 Altadis (ex Tabacalera SA) (Tobacco)                      6,218,369
    545,833 Banco Santander Central Hispano SA (Banks)                5,737,178
    418,774 Endesa SA (Electrical Utilities)                          8,872,005
  1,018,999 Telefonica de Espana SA * (Telecommunications)           29,331,220
                                                                     ----------
                                                                     57,700,428
 ------------------------------------------------------------------------------
  Sweden - 4.9%
    387,274 Ericsson Telecommunications Series B (Electrical
            Equipment)                                               37,125,558
    360,130 Investor AB * (Financial Services)                        5,266,984
  1,201,854 Nordbanken Holding AB (Banks)                             6,316,874
    487,409 Nordic Baltic Holding AB FDR (Financial Services)         2,608,546
    597,729 Securitas AB Series B (Business Services)                16,015,477
    323,418 Skandia Forsakring (Insurance)                           13,266,346
                                                                     ----------
                                                                     80,599,785
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments           (continued)
February 29, 2000 (Unaudited)


  Shares    Description                                             Value
 Common Stocks - (continued)
  Switzerland - 3.7%
      3,012 Adecco SA * (Business Services)                    $ 2,385,742
      3,044 Nestle SA (Food & Beverage)                          5,138,177
     10,900 Novartis AG (Health)                                13,892,349
      1,537 Roche Holding AG (Health)                           16,582,814
      5,105 Swiss Re (Property Insurance)                        8,215,788
     57,021 UBS AG (Banks)                                      13,874,597
                                                               -----------
                                                                60,089,467
 -------------------------------------------------------------------------
  United Kingdom - 20.6%
  1,175,670 Allied Zurich PLC (Insurance)                        9,901,914
    556,153 Amvescap PLC (Financial Services)                    6,339,147
    208,640 AstraZeneca Group PLC (Health)                       6,818,161
    117,294 Barclays PLC (Banks)                                 2,817,672
  2,534,336 BP Amoco PLC (Energy Resources)                     19,015,044
    848,492 British Aerospace PLC (Defense/Aerospace)            4,175,933
  1,306,390 British American Tobacco PLC (Tobacco)               5,341,607
  1,090,671 British Telecom PLC (Telecommunications)            19,026,345
    648,542 Cable & Wireless Communications PLC *
            (Telecommunications)                                10,985,938
     46,905 Colt Telecom Group PLC * (Telecommunications)        2,693,157
  1,171,923 Diageo PLC (Tobacco)                                 8,973,051
    259,384 EMAP PLC (Publishing)                                5,474,871
     50,285 Energis PLC * (Telecommunications)                   2,548,254
    835,512 Glaxo Wellcome PLC (Health)                         20,035,943
  1,104,062 HSBC Holdings PLC (Banks)                           12,932,923
    781,788 Lloyds TSB Group PLC (Banks)                         6,930,077
    242,049 National Westminster Bank PLC
            (Banks)                                              4,596,934
  1,025,414 Reckitt Benckiser PLC (Food & Beverage)              8,903,510
    882,031 Reuters Group PLC (Business Services)               18,298,771
  1,167,049 Scottish Power PLC (Energy Resources)                8,852,823
  3,163,745 Shell Transport & Trading Co. (Energy Resources)    21,826,406
  1,773,351 SmithKline Beecham PLC (Health)                     19,933,062
  3,498,921 Stagecoach Holdings PLC (Railroads)                  5,081,843

  Shares     Description                                          Value
 Common Stocks - (continued)
  United Kingdom - (continued)
     339,782 Thus PLC * (Telecommunications)              $    3,368,677
   2,546,683 Unilever PLC (Food & Beverage)                   15,166,327
     426,910 United News & Media PLC (Publishing)              5,688,242
  13,121,311 Vodafone AirTouch PLC (Telecommunications)       73,433,257
     410,231 WPP Group PLC (Business Services)                 7,910,816
                                                          --------------
                                                             337,070,705
 -----------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $1,245,082,467)                                   $1,486,189,035
 -----------------------------------------------------------------------
 Preferred Stocks - 1.6%
  Germany - 1.6%
      30,755 SAP AG (Computer Software)                   $   25,594,023
 -----------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $15,415,447)                                      $   25,594,023
 -----------------------------------------------------------------------

  Principal              Interest                    Maturity
  Amount                   Rate                        Date                              Value
 Short-Term Obligation - 6.4%
  State Street Bank & Trust Euro-Time Deposit
  $104,908,000            5.75%                     03/01/2000                   $  104,908,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $104,908,000)                                                            $  104,908,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $1,365,405,914)                                                          $1,616,691,058
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                           Percentage of
                                        Total Net Assets

  Common and Preferred Stock Industry Classifications +
  Appliance                                          0.9%
  Auto                                               2.1
  Banks                                              8.6
  Business Services                                  6.2
  Chemicals                                          4.7
  Computer Hardware                                  2.5
  Computer Software                                  1.8
  Defense/Aerospace                                  0.3
  Diversified Industrial Manufacturing               0.3
  Drugs                                              1.4
  Electrical Equipment                               4.1
  Electrical Utilities                               1.2
  Electronics Equipment                              3.0
  Energy Resources                                   4.6
  Entertainment                                      0.6
  Financial Services                                 4.4
  Food & Beverage                                    2.4
  Health                                             4.7
  Home Products                                      0.5
  Hotels                                             0.3
  Insurance                                          3.8
  Leisure                                            0.8
  Machinery                                          0.5
  Media                                              1.5
  Medical Products                                   0.6
  Mining                                             0.2
  Multi-Industrial                                   1.2
  Nonferrous Metals                                  0.2
  Oil Services                                       0.1
  Property Insurance                                 1.0
  Publishing                                         1.7
  Railroads                                          0.3
  Real Estate                                        0.3
  Restaurants                                        0.5
  Semiconductors                                     0.9
  Specialty Retail                                   2.1
  Steel                                              0.7
  Telecommunications                                19.0
  Tobacco                                            1.3
  Utilities                                          0.8
  Wholesale                                          0.5
 --------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                  92.6%
 --------------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are dis-closed.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

 Assets:

  Investment in securities, at value (identified cost
  $1,365,405,914)                                                $1,616,691,058
  Cash, at value                                                        114,154
  Receivables:
  Investment securities sold, at value                                9,999,514
  Dividends and interest, at value                                    1,152,238
  Fund shares sold                                                   18,361,147
  Forward foreign currency exchange contracts, at value                 561,678
  Variation margin(a)                                                23,507,856
  Reimbursement from investment adviser                                 206,950
  Other assets                                                        1,219,727
 -------------------------------------------------------------------------------
  Total assets                                                    1,671,814,322
 -------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                          32,787,967
  Fund shares repurchased                                             2,323,633
  Amounts owed to affiliates                                          2,027,984
  Forward foreign currency exchange contracts, at value               1,397,084
  Accrued expenses and other liabilities, at value                      435,003
 -------------------------------------------------------------------------------
  Total liabilities                                                  38,971,671
 -------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 1,253,087,292
  Distributions in excess of net investment loss                    (17,006,125)
  Accumulated net realized gain on investment, options, futures
  and foreign currency related transactions                         138,723,389
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies       258,038,095
 -------------------------------------------------------------------------------
  NET ASSETS                                                     $1,632,842,651
 -------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
  Class A                                                                $25.07
  Class B                                                                $24.64
  Class C                                                                $24.38
  Institutional                                                          $25.49
  Service                                                                $25.12
 -------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            49,572,147
  Class B                                                             3,412,473
  Class C                                                               769,343
  Institutional                                                      11,088,963
  Service                                                               186,983
 -------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                              65,029,909
 -------------------------------------------------------------------------------

 (a) Includes approximately $16,716,000 relating to initial margin require-ments and collateral on futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $26.53. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                     $  5,051,327
  Interest                                                            2,415,730
 -------------------------------------------------------------------------------
  Total income                                                        7,467,057
 -------------------------------------------------------------------------------
  Expenses:
  Management fees                                                     6,916,599
  Distribution and Service fees(b)                                    3,114,731
  Transfer Agent fees(c)                                              1,143,771
  Custodian fees                                                        876,680
  Registration fees                                                      86,884
  Professional fees                                                      44,410
  Service Share fees                                                     10,327
  Trustee fees                                                            4,008
  Other                                                                  55,578
 -------------------------------------------------------------------------------
  Total expenses                                                     12,252,988
 -------------------------------------------------------------------------------
  Less -- expenses reimbursed                                          (348,234)
 -------------------------------------------------------------------------------
  Net expenses                                                       11,904,754
 -------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (4,437,697)
 -------------------------------------------------------------------------------
  Realized and unrealized gain on investment, futures and foreign currency related transactions:
  Net realized gain from:
  Investment transactions                                           143,470,320
  Futures transactions                                               13,958,997
  Foreign currency related transactions                               2,089,461
  Net change in unrealized gain on:
  Investments                                                       112,552,279
  Futures                                                             6,456,804
  Translation of assets and liabilities denominated in foreign
  currencies                                                            346,076
 -------------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency transactions                                     278,873,937
 -------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $274,436,240
 -------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $781,497.
 (b) Class A, Class B and Class C had Distribution and Service fees of $2,665,982, $377,052 and $71,697, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $1,013,074, $71,640, $13,622, $44,609 and $826, respectively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets


                                                                                        For the
                                                                                   Six Months Ended
                                                                                   February 29, 2000
                                                                                      (Unaudited)
  From operations:
  Net investment loss                                                               $   (4,437,697)
  Net realized gain on investment, futures and foreign currency related
  transactions                                                                         159,518,778
  Net change in unrealized gain on investments, futures and translation of assets
  and liabilities denominated in foreign currencies                                    119,355,159
 --------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   274,436,240
 --------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A Shares                                                                       (1,336,028)
   Class B Shares                                                                          (68,938)
   Class C Shares                                                                          (16,435)
   Institutional Shares                                                                   (378,307)
   Service Shares                                                                           (5,388)
  In excess of net investment income
   Class A Shares                                                                      (12,586,951)
   Class B Shares                                                                         (649,474)
   Class C Shares                                                                         (154,839)
   Institutional Shares                                                                 (3,564,096)
   Service Shares                                                                          (50,766)
  From net realized gain on investment, futures and foreign currency transactions
   Class A Shares                                                                     (105,741,385)
   Class B Shares                                                                       (7,678,106)
   Class C Shares                                                                       (1,511,693)
   Institutional Shares                                                                (22,154,888)
   Service Shares                                                                         (403,458)
 --------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                                   (156,300,752)
 --------------------------------------------------------------------------------------------------------
  From share transactions:
   Proceeds from sales of shares                                                       442,409,766
   Reinvestment of dividends and distributions                                         121,560,212
   Cost of shares repurchased                                                         (257,083,722)
 --------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions                           306,886,256
 --------------------------------------------------------------------------------------------------------
  TOTAL INCREASE                                                                         425,021,744
 --------------------------------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                                1,207,820,907
 --------------------------------------------------------------------------------------------------------
  End of period                                                                     $1,632,842,651
 --------------------------------------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income                        $  (17,006,125)
 --------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets


                                                                  For the
                                                             Seven Months Ended
                                                              August 31, 1999
  From operations:
  Net investment income                                       $     2,238,774
  Net realized gain on investment, futures and foreign cur-
  rency related transactions                                       98,723,169
  Net change in unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                              (33,406,060)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations             67,555,883
 ------------------------------------------------------------------------------
  From share transactions:
   Proceeds from sales of shares                                1,029,391,946
   Reinvestment of dividends and distributions                             --
   Cost of shares repurchased                                  (1,032,832,481)
 ------------------------------------------------------------------------------
  Net decrease in net assets resulting from share
  transactions                                                     (3,440,535)
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   64,115,348
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                           1,143,705,559
 ------------------------------------------------------------------------------
  End of period                                               $ 1,207,820,907
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income             $     6,242,794
 ------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets


                                                                                       For the
                                                                                      Year Ended
                                                                                   January 31, 1999
  From operations:
  Net investment loss                                                               $   (2,714,406)
  Net realized gain on investment, futures and foreign currency related
  transactions                                                                          96,004,014
  Net change in unrealized gain on investments, futures and translation of assets
  and liabilities denominated in foreign currencies                                     55,278,283
 ---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  148,567,891
 ---------------------------------------------------------------------------------------------------
  Distributions to shareholders:
  From net realized gain on investment, futures and foreign currency transactions
   Class A Shares                                                                      (41,132,351)
   Class B Shares                                                                       (3,418,683)
   Class C Shares                                                                         (556,864)
   Institutional Shares                                                                 (4,927,209)
   Service Shares                                                                         (179,258)
 ---------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                                   (50,214,365)
 ---------------------------------------------------------------------------------------------------
  From share transactions:
   Proceeds from sales of shares                                                     2,171,378,743
   Reinvestment of dividends and distributions                                          40,976,198
   Cost of shares repurchased                                                       (1,982,583,097)
 ---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions                          229,771,844
 ---------------------------------------------------------------------------------------------------
  TOTAL INCREASE                                                                        328,125,370
 ---------------------------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                                  815,580,189
 ---------------------------------------------------------------------------------------------------
  End of period                                                                      $1,143,705,559
 ---------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                                    $    1,040,126
 ---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Equity Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions And Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $1,366,889,992. Accordingly gross unrealized gain on investments was $336,710,690 and the gross unrealized loss on investments was $86,909,624 resulting in a net unrealized gain of $249,801,066.


      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 D. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to the Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares sepa-rately bears its respective class-specific Transfer Agency fees.

 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; and (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Segregation Transaction -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued and forward commitments represent examples of such transactions. As a result of entering into those transactions the Fund is required to seg-regate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), a unit of the Investment Man-agement Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the in-vestment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $348,000 for the period ended February 29, 2000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,013,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $1,260,000, $561,000 and $207,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $779,101,880 and $675,268,612, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $33,000 of brokerage commissions from futures transactions.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
   At February 29, 2000, the Fund had the following outstanding forward for-eign currency exchange contracts:

 Open Forward Foreign Currency                    Value on                   Unrealized Unrealized
 Sale Contracts                                Settlement Date Current Value    Gain       Loss
 -------------------------------------------------------------------------------------------------
 Euro
  expiring 3/15/2000                              $    884,062  $    847,230   $ 36,832 $      --
  expiring 4/28/2000                                   444,686       430,657     14,029        --
 Hong Kong Dollar
  expiring 6/8/2000                                 26,883,373    26,875,827      7,546        --
 Japanese Yen
  expiring 4/17/2000                                40,489,912    40,571,602        --      81,690
 -------------------------------------------------------------------------------------------------
   TOTAL OPEN FORWARD FOREIGN CURRENCY SALE
  CONTRACTS                                       $ 68,702,033  $ 68,725,316   $ 58,407 $   81,690
 -------------------------------------------------------------------------------------------------
 Closed but Unsettled                                                         Realized   Realized
 Forward Foreign Currency Contracts            Purchase Value   Sale Value      Gain       Loss
 -------------------------------------------------------------------------------------------------
 Euro
  expiring 3/15/2000                              $ 68,403,000  $ 67,518,938   $    --  $  884,062
  expiring 4/28/2000                               116,184,808   115,758,102        --     426,706
 Hong Kong Dollar
  expiring 6/8/2000                                 12,544,273    12,539,647        --       4,626
 Japanese Yen
  expiring 4/17/2000                               114,121,277   114,624,548    503,271        --
 -------------------------------------------------------------------------------------------------
   TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN
  CURRENCY CONTRACTS                              $311,253,358  $310,441,235   $503,271 $1,315,394
 -------------------------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 29, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts sold" and "Payable for forward foreign currency exchange contracts purchased" of $561,678 and $1,397,084, respectively, in the accompanying Statement of Assets and Liabilities.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When con-tracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.
   At February 29, 2000, open futures contracts were as follows:

                  Number of
                  Contracts                                                 Unrealized
 Type               Long          Settlement Month       Market Value          Gain
 -------------------------------------------------------------------------------------
 TOPIX Index         222                March 2000        $34,930,882       $1,254,357
 MIB 30 Index        135                March 2000         32,362,862        3,281,319
 DAX Index           157                March 2000         29,098,129        2,255,858
 -------------------------------------------------------------------------------------
                                                          $96,391,873       $6,791,534
 -------------------------------------------------------------------------------------

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 6. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP's audit reports contained no ad-verse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on ac-counting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for:

                            For the Six Months
                          Ended February 29, 2000     For the Seven Months          For the Year Ended
                                (Unaudited)           Ended August 31, 1999          January 31, 1999
                     ----------------------------------------------------------------------------------------
                              Shares       Dollars       Shares        Dollars       Shares          Dollars
 ------------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold              13,069,466  $318,854,368   40,503,629  $ 878,896,664   90,785,418  $ 1,949,815,404
 Reinvestments of
 dividends and distribu-
 tions                     4,008,168    93,991,541           --             --    1,669,818       34,480,481
 Shares repurchased       (8,320,637) (205,604,232) (42,925,516)  (937,796,470) (84,367,795)  (1,819,683,956)
                     ----------------------------------------------------------------------------------------
                           8,756,997   207,241,677   (2,421,887)   (58,899,806)   8,087,441      164,611,929
 ------------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                 309,129     7,453,264      231,545      5,004,374      794,593       17,488,784
 Reinvestments of divi-
 dends and distributions     335,760     7,745,988           --             --      156,073        3,180,373
 Shares repurchased         (254,097)   (6,117,266)    (410,880)    (8,878,625)    (557,697)     (11,834,003)
                     ----------------------------------------------------------------------------------------
                             390,792     9,081,986     (179,335)    (3,874,251)     392,969        8,835,154
 ------------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                 995,911    23,225,574    3,386,747     71,812,024    6,644,608      139,922,460
 Reinvestments of divi-
 dends and distributions      52,341     1,194,420           --             --       19,517          394,623
 Shares repurchased         (777,553)  (18,117,937)  (3,429,722)   (73,325,070)  (6,294,716)    (133,220,855)
                     ----------------------------------------------------------------------------------------
                             270,699     6,302,057      (42,975)    (1,513,046)     369,409        7,096,228
 ------------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               3,720,476    92,308,216    3,229,820     73,161,867    2,805,737       62,386,145
 Reinvestments of divi-
 dends and distributions     763,388    18,168,651           --             --      131,238        2,741,464
 Shares repurchased       (1,082,625)  (26,704,529)    (556,938)   (12,395,514)    (740,110)     (16,145,728)
                     ----------------------------------------------------------------------------------------
                           3,401,239    83,772,338    2,672,882     60,766,353    2,196,865       48,981,881
 ------------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                  22,927       568,344       23,838        517,017       78,227        1,765,950
 Reinvestments of divi-
 dends and distributions      19,583       459,612           --             --        8,677          179,257
 Shares repurchased          (21,986)     (539,758)     (20,037)      (436,802)     (77,199)      (1,698,555)
                     ----------------------------------------------------------------------------------------
                              20,524       488,198        3,801         80,215        9,705          246,652
 ------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  12,840,251  $306,886,256       32,486  $  (3,440,535)  11,056,389  $   229,771,844
 ------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)       Distributions to shareholders
                                      --------------------------- ------------------------------------

                            Net asset    Net                                 In excess
                             value,   investment    Net realized   From net    of net
                            beginning   income     and unrealized investment investment    From net
                            of period   (loss)      gain (loss)     income     income   realized gains
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $23.12     $(0.09)(e)    $4.95(e)      $(0.03)    $(0.31)      $(2.57)
  2000 - Class B Shares       22.73      (0.14)(e)     4.86(e)       (0.02)     (0.22)       (2.57)
  2000 - Class C Shares       22.54      (0.14)(e)     4.84(e)       (0.03)     (0.26)       (2.57)
  2000 - Institutional
  Shares                      23.49      (0.01)(e)     5.04(e)       (0.04)     (0.42)       (2.57)
  2000 - Service Shares       23.14      (0.07)(e)     4.98(e)       (0.03)     (0.33)       (2.57)
 FOR THE SEVEN MONTHS ENDED AUGUST 31,
  1999 - Class A Shares       21.92       0.04            1.16          --         --           --
  1999 - Class B Shares       21.63      (0.02)           1.12          --         --           --
  1999 - Class C Shares       21.45      (0.03)           1.12          --         --           --
  1999 - Institutional
  Shares                      22.20       0.12(e)         1.17(e)       --         --           --
  1999 - Service Shares       21.93       0.06            1.15          --         --           --
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       19.85      (0.06)           3.24          --         --        (1.11)
  1999 - Class B Shares       19.70      (0.17)           3.21          --         --        (1.11)
  1999 - Class C Shares       19.56      (0.15)           3.15          --         --        (1.11)
  1999 - Institutional
  Shares                      19.97       0.03            3.31          --         --        (1.11)
  1999 - Service Shares       19.84      (0.04)           3.24          --         --        (1.11)
 -----------------------------------------------------------------------------------------------------
  1998 - Class A Shares       19.32       0.03            2.04          --      (0.30)       (1.24)
  1998 - Class B Shares       19.24      (0.08)           2.02          --      (0.25)       (1.23)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       22.60      (0.04)          (1.38)         --      (0.38)       (1.24)
  1998 - Institutional
  Shares                      19.40       0.10            2.11       (0.07)     (0.33)       (1.24)
  1998 - Service Shares       19.34       0.02            2.06          --      (0.35)       (1.23)
 -----------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.20       0.10            2.23          --         --        (0.21)
  1997 - Class B Shares
  (commenced May 1, 1996)     18.91      (0.06)           0.60          --         --        (0.21)
  1997 - Institutional
  Shares (commenced Febru-
  ary 7, 1996)                17.45       0.04            2.15       (0.03)        --        (0.21)
  1997 - Service Shares
  (commenced March 6,
  1996)                       17.70      (0.02)           1.87          --         --        (0.21)
 -----------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.52       0.13            4.00       (0.58)        --        (0.87)
 -----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                                                                                  Ratios assuming no expense
                                                                                         limitations
                                                                                  --------------------------
                                                                     Ratio of                     Ratio of
   Net increase                          Net assets   Ratio of    net investment   Ratio of    net investment
    (decrease)    Net asset              at end of  net expenses income (loss) to expenses to  income (loss)   Portfolio
   in net asset   value, end   Total       period    to average    average net    average net  to average net  turnover
      value       of period  return(b)   (in 000s)   net assets       assets        assets         assets        rate
      $1.95         $25.07     21.88%(c) $1,242,704     1.79%(d)      (0.71)%(d)     1.84%(d)      (0.76)%(d)    51.92%(c)
       1.91          24.64     21.61(c)      84,093     2.29(d)       (1.21)(d)      2.34(d)       (1.26)(d)     51.92(c)
       1.84          24.38     21.72(c)      18,756     2.29(d)       (1.21)(d)      2.34(d)       (1.26)(d)     51.92(c)
       2.00          25.49     22.31(c)     282,594     1.14(d)       (0.06)(d)      1.19(d)       (0.11)(d)     51.92(c)
       1.98          25.12     22.09(c)       4,696     1.64(d)       (0.56)(d)      1.69(d)       (0.61)(d)     51.92(c)
       1.20          23.12      5.47(c)     943,473     1.79(d)        0.31(d)       1.84(d)        0.26(d)      61.10(c)
       1.10          22.73      5.09(c)      68,691     2.29(d)       (0.19)(d)      2.34(d)       (0.24)(d)     61.10(c)
       1.09          22.54      5.08(c)      11,241     2.29(d)       (0.26)(d)      2.34(d)       (0.31)(d)     61.10(c)
       1.29          23.49      5.81(c)     180,564     1.14(d)        0.89(d)       1.19(d)        0.84(d)      61.10(c)
       1.21          23.14      5.52(c)       3,852     1.64(d)        0.47(d)       1.69(d)        0.42(d)      61.10(c)
       2.07          21.92     16.39        947,973     1.73          (0.28)         1.82          (0.37)       113.79
       1.93          21.63     15.80         69,231     2.24          (0.79)         2.32          (0.87)       113.79
       1.89          21.45     15.70         11,619     2.24          (0.98)         2.32          (1.06)       113.79
       2.23          22.20     17.09        111,315     1.13           0.23          1.21           0.15        113.79
       2.09          21.93     16.49          3,568     1.63          (0.18)         1.71          (0.26)       113.79
--------------------------------------------------------------------------------------------------------------------------
       0.53          19.85     11.12        697,590     1.67          (0.27)         1.80          (0.40)        40.82
       0.46          19.70     10.51         55,324     2.20          (0.90)         2.30          (1.00)        40.82
      (3.04)         19.56     (5.92)(c)      3,369     2.27(d)       (1.43)(d)      2.37(d)       (1.53)(d)     40.82
       0.57          19.97     11.82         56,263     1.08           0.30          1.18           0.20         40.82
       0.50          19.84     11.25          3,035     1.55          (0.36)         1.65          (0.46)        40.82
--------------------------------------------------------------------------------------------------------------------------
       2.12          19.32     13.48        536,283     1.69          (0.07)         1.88          (0.26)        38.01
       0.33          19.24      2.83(c)      19,198     2.23(d)       (0.97)(d)      2.38(d)       (1.12)(d)     38.01
       1.95          19.40     12.53(c)      68,374     1.10(d)        0.43(d)       1.25(d)        0.28(d)      38.01
       1.64          19.34     10.42(c)         674     1.60(d)       (0.40)(d)      1.75(d)       (0.55)(d)     38.01
--------------------------------------------------------------------------------------------------------------------------
       2.68          17.20     28.68        330,860     1.52           0.26          1.77           0.01         68.48
--------------------------------------------------------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs International Equity Fund

     An Investment Idea for the Long Term

     History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

     Goldman Sachs International Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

     Target Your Needs

     The Goldman Sachs International Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)


     Goldman Sachs Funds

     Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

     [GRAPH]

     ASSET ALLOCATION SPECIALTY

     Higher Risk/Return

     INTERNATIONAL EQUITY
     . Goldman Sachs International Equity Fund

     DOMESTIC EQUTIY

     FIXED INCOME

     MONEY MARKET

     Lower Risk/Return


     For More Information

     To learn more about the Goldman Sachs International Equity Fund and other Goldman Sachs Funds, call your investment professional today.


     *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Nancy L. Mucker, Vice President
Mary P. McPherson                      John M. Perlowski, Treasurer
Alan A. Shuch                          Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                  Michael J. Richman, Secretary
William H. Springer                    Howard B. Surloff, Assistant Secretary
Richard P. Strubel                     Valerie A. Zondorak, Assistant Secretary



GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus.Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile.They are subject to substantial currency fluctuations and sudden economic and political develop- ments.At times,the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price,if at all. Goldman,Sachs & Co.is the distributor of the Fund.


Copyright 2000 Goldman,Sachs & Co. All rights reserved. Date of first use:
April 30,2000 / 00-528                                    INTLSAR / 88.5K / 4-00